Exhibit 10.26

FOURTH AMENDMENT TO ELEVENTH AMENDED AND RESTATED CREDIT

AGREEMENT

This Fourth Amendment to Eleventh Amended and Restated Credit Agreement (this “Amendment”) dated as of May 31, 2019 is entered into among:

RESTORATION HARDWARE, INC., a Delaware corporation, as a Domestic Borrower and the Lead Borrower;

the OTHER DOMESTIC BORROWERS party hereto;

RESTORATION HARDWARE CANADA, INC., a British Columbia company, as the Canadian Borrower;

the GUARANTORS party hereto;

the LENDERS party hereto, and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Eleventh Amended and Restated Credit Agreement dated as of June 28, 2017 (as heretofore or hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Lead Borrower, the Other Domestic Borrowers, the Canadian Borrower, the Guarantors, the Lenders party thereto, and the Agent; and

WHEREAS, the parties to the Credit Agreement desire to modify certain other provisions of the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.

Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders that (a) all representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment.

3.	Ratification of Loan Documents. The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

4.	Amendment to Credit Agreement. Effective as of February 28, 2019, Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) at any time that the aggregate principal amount of outstanding Loans is greater than $0, as soon as available, but in any event within 30 days after the end of each of the Fiscal Months of each Fiscal Year of the Lead Borrower (except the last Fiscal Month of each of the first three Fiscal Quarters of each Fiscal Year), a consolidated balance sheet of Holdings and its Relevant Subsidiaries as at the end of such Fiscal Month, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Month, and for the portion of the Lead Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(d) hereof, (B) the corresponding Fiscal Month of the previous Fiscal Year and (C) the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of Holdings and its Relevant Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes (provided that, notwithstanding the foregoing, with respect to each of the Fiscal Months ending February 2019 and March 2019, the Loan Parties shall deliver such Fiscal Month-end unaudited financial statements (and other information required by this Section 6.01(c)) to the Agent on or prior to June 19, 2019);”

5.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent:

a.	This Amendment shall have been duly executed and delivered by the Borrowers, the other Loan Parties, and the Required Lenders party hereto.

b.

The Agent shall have received a copy of a First Amendment to Credit Agreement with respect to the Second Lien Loan Agreement (as defined below) in form and substance satisfactory to the Agent, duly executed by the Borrowers, Guarantors, Second Lien Lenders (as defined below, as applicable) and BSP Agency, LLC, as administrative agent and collateral agent (the “Second Lien Agent”) under that certain Second Lien Term Loan Agreement dated as of April 9, 2019 (the “Second Lien Loan Agreement”) by and among the Borrowers, Guarantors, Second Lien Agent and the lenders party thereto (the “Second Lien Lenders”).

c.

All action on the part of the Borrowers and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrowers and the other Loan Parties of this Amendment and the other Loan Documents shall have been duly and effectively taken.

d.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.	Miscellaneous.

a.

The parties acknowledge and agree that (i) this Amendment shall be retroactive to February 28, 2019, and (ii) the effect of this Amendment shall be to cure and waive any default or event of default occurring on or after February 28, 2019 and prior to the effectiveness of this Amendment related directly or indirectly to the Loan Parties providing monthly financial statements or other information to lenders under Section 6.01(c) of the Credit Agreement or otherwise for the Fiscal Months ending February 2019 and March 2019.

b.

The Borrowers shall reimburse the Agent and the Lenders for all reasonable out-of-pocket costs and expenses, including, reasonable attorneys’ fees of one primary counsel and necessary local counsel, in connection with or relating to this Amendment, such reimbursement to be made promptly following the issuance to the Borrowers of an invoice with respect to such costs and expenses.

c.

Except as modified hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Without limiting the foregoing, the Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral pledged pursuant thereto to the Agent, for the benefit of the Credit Parties, shall continue to secure all applicable Obligations at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been modified pursuant to this Amendment.

d.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter of this Amendment and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

e.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

DOMESTIC BORROWERS:

RESTORATION HARDWARE, INC., as Lead Borrower and as a Domestic Borrower

By:	/s/ Jack Preston
Name:	Jack Preston
Title:	Chief Financial Officer, Treasurer and Secretary

RH US, LLC, as a Domestic Borrower

By:	/s/ Jack Preston
Name:	Jack Preston
Title:	Chief Financial Officer, Treasurer and Secretary

WATERWORKS OPERATING CO., LLC, as a Domestic Borrower

By:	/s/ Jack Preston
Name:	Jack Preston
Title:	Treasurer and Secretary

WATERWORKS IP CO., LLC, as a Domestic Borrower

By:	/s/ Jack Preston
Name:	Jack Preston
Title:	Treasurer and Secretary

CANADIAN BORROWER:

RESTORATION HARDWARE CANADA, INC., as Canadian Borrower

By:	/s/ Jack Preston
Name:	Jack Preston
Title:	Chief Financial Officer, Treasurer and Secretary

[Signature Page to Fourth Amendment to Eleventh Amended and Restated Credit Agreement]

GUARANTORS:

RH YOUNTVILLE, INC., as a Guarantor

By:	/s/ Edward T. Lee
Name: Edward T. Lee
Title: Secretary

RHM, LLC, as a Guarantor

By:	/s/ Jack Preston
Name: Jack Preston
Title: Chief Financial Officer, Treasurer and Secretary

[Signature Page to Fourth Amendment to Eleventh Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Agent, a Domestic Revolving Lender, Term Lender, L/C Issuer and Swing Line Lender

By:	/s/ Stephen J. Garvin
Name:	Stephen J. Garvin
Title:	Managing Director

[Signature Page to Fourth Amendment to Eleventh Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A. (acting through Its Canada Branch), as a Canadian Lender and L/C Issuer

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page to Fourth Amendment to Eleventh Amended and Restated Credit Agreement]

JP MORGAN CHASE, NA, as a Domestic Revolving Lender and a Term Lender

By:	/s/ Lynn Braun
Name:	Lynn Braun
Title:	Executive Director

[Signature Page to Fourth Amendment to Eleventh Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Domestic Revolving Lender and a Term Lender

By:	/s/ Brent E. Shay
Name:	Brent E. Shay
Title:	Director

[Signature Page to Fourth Amendment to Eleventh Amended and Restated Credit Agreement]

BMO HARRIS BANK, N.A., as a Domestic Revolving Lender and a Term Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Managing Director

[Signature Page to Fourth Amendment to Eleventh Amended and Restated Credit Agreement]